UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

December 31, 2004

ASCENDANT SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16250 Dallas Parkway, Suite 102, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

(972) 250-0945

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 TO FORM 8-K FILED JANUARY 7, 2005

On January 7, 2005, Ascendant Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the Company’s acquisition on December 31, 2004 of certain indirect interests in various partnerships (the “Partnerships”) that own properties (“Properties”) in the 150-acre Frisco Square mixed-use real estate development in Frisco, Texas, pursuant to that certain Master Agreement Regarding Frisco Square Partnerships, dated December 31, 2004 (the “Master Agreement”), all as described in the Initial Report. Additional information about this transaction was provided in Current Reports on Form 8-K filed on January 14, 2005 (the “January Report”) and February 23, 2005 (the “February Report”). This Amendment No. 1 to the Initial Report amends Item 1.01 of the January Report and the February Report to update the status of the capital contributions to Fairways Frisco L.P., a Texas limited partnership (“Fairways Frisco”), and Item 9.01 of the Initial Report to update the status of the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

As described in the Company’s Current Report on Form 8-K filed January 14, 2005, the Company entered into an oral agreement with Fairways Equities, LLC, a Texas limited liability company (“FEL”), to co-invest with the Company in the Partnerships. FEL has 4 members who each own 25% of its membership interests, James C. Leslie, a director, officer and principal shareholder of the Company, Cathy Sweeney, Brant Bryan and David Stringfield, who are each shareholders of the Company as well as employees of CRESA Capital Markets Group, LP, a subsidiary of the Company.

As of March 10, 2005, the Company has made aggregate capital contributions of $628,000 to Fairways Frisco and the 4 members of FEL have made aggregate capital contributions of $1,115,000. As of March 10, 2005, Fairways Frisco has received aggregate commitments for $5,266,000 of capital contributions, of which $3,837,000 has been received in cash. FEL is currently in discussions with other prospective investors with respect to contributions to Fairways Frisco.

Fairways Frisco is currently in negotiations, on behalf of the Frisco Square Partnerships, with various banks to refinance the currently outstanding debt of the Frisco Square Partnerships. The terms of such refinancing have not yet been finalized.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The independent auditors for the Frisco Square Partnerships have not yet completed their audits of the financial statements for the years ended December 31, 2004 and 2003. As a result, the Company is unable to file the audited statements of a significant business acquired herewith, as required by this Item 9.01(a). Upon completion of the audits, the Company will file audited statements for the Frisco Square Partnerships.

(b) Pro forma financial information.

The independent auditors for the Frisco Square Partnerships have not yet completed their audits of the financial statements for the years ended December 31, 2004 and 2003. As a result, the Company is unable to file the pro forma financial information for the Partnerships and the Company, as required by this Item 9.01(b). Upon completion of the audits, the Company will file unaudited pro-forma financial statements reflecting its investment in the Frisco Square Partnerships.

(c) Exhibits.

None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

Dated: March 16, 2005	By:	/s/ DAVID E. BOWE
David E. Bowe
Chief Executive Officer and President

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